                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We consent to the references to our Reserve Report prepared for Trans Texas Gas Corporation, and to our name in TransAmerican Energy Corporation's Annual Report on Form 10-K for the fiscal year ended January 31, 1997 in the form and context in which they appear.

                                        NETHERLAND, SEWELL & ASSOCIATES, INC.

Houston, Texas
May 2, 1997